                                                                 April 14, 1998


TO THE SHAREHOLDER:

The Fund ended its fiscal year March 31, 1998, with a Net Asset Value of $22.70 per share. This represents a 10.1% increase from $20.61 per share a year earlier at March 31, 1997. The Fund's stock closed this fiscal year on the NYSE at $20.81 per share, representing a 9.1% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                  Per Share with All Distributions Reinvested1

--------------------------------------------------------------------------------
                              10 Years        5 Years        2 Years        1 Year        Quarter
                             To 3/31/98     To 3/31/98     To 3/31/98     To 3/31/98     To 3/31/98
------------------------------------------------------------------------------------------------------
1838 Bond Fund (2)             165.71%        50.98%         24.32%         18.27%         2.39%
Average of 18 Other
Closed-End Bond Funds (2)      149.64%        47.11%         20.38%         13.63%         1.63%
Salomon Bros. Bond Index (3)   172.21%        49.99%         22.41%         17.46%         1.68%

     (1) - This is historical information and should not be construed as indicative of likely future performance.

     (2) - Source: Lipper Analytical Services Corporation.

     (3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage- backed securities.


We are very pleased to report to shareholders that your fund has been ranked first in the category of Investment Grade Bond Funds by Lipper Analytical Services Inc. for the 20 year period ending December 31, 1997.

The past year has been very favorable for bond prices as inflation has remained benign, the economy has not been accelerating toward unacceptable growth rates, and the Federal Budget is in the best shape it has been in many years. While we see no near-term severe disruptions to this scenario, the fixed income markets can be subject to volatility as various economic data releases either confirm or disappoint market expectations.

The table below updates the portfolio quality of the Fund's assets at the end of the most recent fiscal years:

------------------------------------------------------------------------------------------------------------
                            Percent of Total Investment (Standard & Poor's Ratings)
------------------------------------------------------------------------------------------------------------

                    U.S. Treasuries,
                       Agencies &                                                         B and        Not
Period Ended           AAA Rated          AA           A           BBB          BB        Lower       Rated
------------------------------------------------------------------------------------------------------------
March 31, 1998           19.9%           0.0%        31.9%        44.0%        3.0%        0.9%        0.3%
March 31, 1997           22.3%           1.3%        31.9%        34.5%        9.3%        0.4%        0.3%
March 31, 1996           31.4%           1.2%        26.2%        27.4%        9.6%        3.9%        0.3%

On March 19, 1998, the Board of Directors declared a dividend of $0.38 per share to shareholders of record on April 9, 1998, payable April 28, 1998. Should you wish to take advantage of the Fund's dividend reinvestment plan, you may contact First Chicago Trust Co. of New York, the Fund's Transfer Agent, at 201-324-0498 for additional information.

The Board of Directors and management of the Fund appreciate the continued support of shareholders and welcome any inquiries you may have.




                                                   Sincerely,

                                                   [GRAPHIC OMITTED]

                                                   John H. Donaldson
                                                   President

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of 1838 Bond-Debenture Trading Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of net assets, of 1838 Bond- Debenture Trading Fund as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 22, 1998

SCHEDULE OF NET ASSETS                                                             MARCH 31, 1998


                                                                         Moody's/
                                                                        Standard &
                                                                          Poor's
                                                                        Rating for
                                                                           Debt          Principal
                                                                        Securities    Amount (000's)
                                                                       ------------  ----------------
LONG TERM DEBT SECURITIES (94.62%)

ELECTRIC UTILITIES (9.70%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .........     Ba1/BB+         $1,800
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ....................    Baa2/BBB          2,000
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ...........................      A2/A+           1,550
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ....................    Ba2/BBB-          1,000
Utilicorp United Inc., Sr. Note 9.00%, 11/15/21 .....................    Baa3/BBB          1,000



FINANCIAL (16.39%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99 ...................      A3/A            1,000
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ...........     Aa3/A-           2,000
EOP Operating LP, 7.25%, 02/15/18 ...................................    Baa1/BBB          1,000
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ..................     A1/BBB+          2,000
HSBC America Capital Corp., 8.38%, 05/15/27 .........................     A2/BBB+          3,000
Liberty Property Trust, 7.50%, 01/15/18 .............................    Baa3/BBB-         1,000
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 ...................    Ba1/BBB-          1,000
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ...................    Ba1/BBB-          1,500



FOREIGN (.51%)
Korea Electric Power Inc., Debs., 7.00%, 02/01/27 ...................     Ba1/B+             500


INDUSTRIAL & MISCELLANEOUS (37.36%)
Chiquita Brands, Sr. Notes, 10.25%, 11/01/06 ........................      B1/B+             250
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ......................    Baa2/BBB-         1,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ..................    Baa1/BBB+         2,000
Harcourt General Inc., Sr. Debs., 7.30%, 08/01/2097 .................    Baa1/BBB+         1,500
K N Energy Inc., Debs., 8.75%, 10/15/24 .............................     A3/BBB+          1,150
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06 ....................     Ba2/BB+            500
May Department Stores Co., Debs., 10.75%, 06/15/18 ..................      A2/A              150
News America Holdings Inc., Sr. Debs., 10.125%, 10/15/12 ............    Baa3/BBB-         2,050
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/2095 ...........    Baa3/BBB-         1,400
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%, 04/01/14     Aaa/AAA          1,000
Phillip Morris, Debs., 7.75%, 01/15/27 ..............................      A2/A            3,000
Rohm & Haas Co., Debs., 9.50%, 04/01/21 .............................      A1/A            1,500
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 ...............     Baa1/A-          2,000
Societe Generale(NY), 7.40%, 06/01/06 ...............................      A1/A+             400
Texaco Capital Inc., Debs., 7.50%, 03/01/43 .........................      A1/A+           2,000
Time Warner Inc., Debs., 9.15%, 02/01/23 ............................    Ba1/BBB-          3,000
TRW Inc., Notes, 9.25%, 12/30/11 ....................................      A2/A              275
TRW Inc., Notes, 9.375%, 04/15/21 ...................................      A2/A              303
Union Camp Corp., Debs., 9.25%, 02/01/11 ............................      A1/A-           1,500
Westren Atlas Inc., Debs., 8.55%, 06/15/24 ..........................      A3/A-           2,539



TELEPHONE & COMMUNICATIONS (4.15%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 .................    Baa3/BBB+         1,000
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ................    Ba1/BBB-          2,000

                                                                        Identified Cost       Value
                                                                            (Note 2)         (Note 1)
                                                                       -----------------  -------------
LONG TERM DEBT SECURITIES (94.62%)

ELECTRIC UTILITIES (9.70%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .........     $ 1,662,876      $ 1,967,584
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ....................       2,062,500        2,126,466
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ...........................       1,475,994        1,823,139
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ....................       1,028,220        1,082,620
Utilicorp United Inc., Sr. Note 9.00%, 11/15/21 .....................       1,090,000        1,091,632
                                                                          -----------      -----------
                                                                            7,319,590        8,091,441
                                                                          -----------      -----------
FINANCIAL (16.39%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99 ...................       1,090,125        1,099,961
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ...........       2,012,070        2,101,084
EOP Operating LP, 7.25%, 02/15/18 ...................................         991,900          989,959
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ..................       1,993,370        2,173,034
HSBC America Capital Corp., 8.38%, 05/15/27 .........................       3,080,350        3,194,991
Liberty Property Trust, 7.50%, 01/15/18 .............................         998,430        1,000,000
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 ...................       1,150,640        1,084,420
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ...................       1,634,965        2,021,340
                                                                          -----------      -----------
                                                                           12,951,850       13,664,789
                                                                          -----------      -----------
FOREIGN (.51%)
Korea Electric Power Inc., Debs., 7.00%, 02/01/27 ...................         421,466          429,794
                                                                          -----------      -----------
INDUSTRIAL & MISCELLANEOUS (37.36%)
Chiquita Brands, Sr. Notes, 10.25%, 11/01/06 ........................         255,625          275,000
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ......................       1,059,240        1,135,184
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ..................       2,157,020        2,396,770
Harcourt General Inc., Sr. Debs., 7.30%, 08/01/2097 .................       1,488,886        1,515,137
K N Energy Inc., Debs., 8.75%, 10/15/24 .............................       1,263,799        1,308,125
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06 ....................         462,650          513,935
May Department Stores Co., Debs., 10.75%, 06/15/18 ..................         154,385          159,336
News America Holdings Inc., Sr. Debs., 10.125%, 10/15/12 ............       2,163,502        2,428,432
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/2095 ...........       1,298,624        1,487,268
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%, 04/01/14       1,159,780        1,044,040
Phillip Morris, Debs., 7.75%, 01/15/27 ..............................       3,007,020        3,205,647
Rohm & Haas Co., Debs., 9.50%, 04/01/21 .............................       1,494,375        1,702,706
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 ...............       1,990,780        2,098,534
Societe Generale(NY), 7.40%, 06/01/06 ...............................         413,588          415,259
Texaco Capital Inc., Debs., 7.50%, 03/01/43 .........................       1,977,920        2,096,890
Time Warner Inc., Debs., 9.15%, 02/01/23 ............................       3,159,700        3,686,478
TRW Inc., Notes, 9.25%, 12/30/11 ....................................         326,312          347,821
TRW Inc., Notes, 9.375%, 04/15/21 ...................................         320,893          399,634
Union Camp Corp., Debs., 9.25%, 02/01/11 ............................       1,486,305        1,858,686
Westren Atlas Inc., Debs., 8.55%, 06/15/24 ..........................       2,651,998        3,059,493
                                                                          -----------      -----------
                                                                           28,292,402       31,134,375
                                                                          -----------      -----------
TELEPHONE & COMMUNICATIONS (4.15%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 .................       1,120,000        1,197,802
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ................       1,991,940        2,264,960
                                                                          -----------      -----------
                                                                            3,111,940        3,462,762
                                                                          -----------      -----------

                       See notes to financial statements.


SCHEDULE OF NET ASSETS--continued                                                    MARCH 31, 1998


                                                                          Moody's/
                                                                         Standard &
                                                                           Poor's
                                                                         Rating for
                                                                            Debt          Principal
                                                                         Securities     Amount (000's)
                                                                        ------------   ---------------
TRANSPORTATION (10.80%)
AMR Corp., Debs., 10.00%, 04/15/21 ...................................    Baa3/BBB-        $ 2,000
Auburn Hills Trust, Gtd. Exchangeable Ctfs. 12.00%, 05/01/20 .........      A3/A             1,000
Ford Holdings, Gtd. Debs., 9.375%, 03/01/20 ..........................      A1/A             1,000
Ford Motor Co., Debs., 8.875%, 01/15/22 ..............................      A1/A             1,500
Greater Orlando Aviation Auth., 8.20%, 10/01/12 ......................     Aaa/AAA             500
Union Pacific Co., Debs., 8.625%, 05/15/22 ...........................    Baa2/BBB           1,000

MORTGAGE BACKED SECURITIES (5.36%)
FNMA Pool #313411, 7.00%, 03/01/04 ...................................      NR/NR            1,707
GNMA Pool #780374, 7.50%, 12/15/23 ...................................      NR/NR              800
GNMA Pool #417239, 7.00%, 02/15/26 ...................................      NR/NR            1,892

U.S. GOVERNMENT & AGENCIES (10.35%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ................................      NR/NR            1,600
U.S. Treasury Bonds, 8.125%, 08/15/21 ................................      NR/NR            1,000
U.S. Treasury Bonds, 7.875%, 02/15/21 ................................      NR/NR            3,900
U.S. Treasury Bonds, 6.25%, 08/15/23 .................................      NR/NR              500

TOTAL LONG TERM DEBT SECURITIES ......................................
COMMERCIAL PAPER (3.12%)
American Express Credit Corp., 5.75%, 04/03/98 .......................     A-1/P-1           1,600
General Electric Capital Corp., 5.57%, 04/28/98 ......................    A-1+/P-1           1,000
TOTAL COMMERCIAL PAPER ...............................................
                                                                                            Shares
                                                                                            ------
INVESTMENT COMPANIES (.27%)
High Yield Plus Fund .................................................      NR/NR           25,000
TOTAL INVESTMENTS (98.01%) ...........................................
OTHER ASSETS AND LIABILITIES (1.99%) .................................
NET ASSETS (100.00%) .................................................

                                                                        Identified Cost        Value
                                                                             (Note 2)         (Note 1)
                                                                        -----------------  -------------
TRANSPORTATION (10.80%)
AMR Corp., Debs., 10.00%, 04/15/21 ...................................    $   2,148,940     $ 2,640,000
Auburn Hills Trust, Gtd. Exchangeable Ctfs. 12.00%, 05/01/20 .........        1,000,000       1,600,000
Ford Holdings, Gtd. Debs., 9.375%, 03/01/20 ..........................        1,117,790       1,276,313
Ford Motor Co., Debs., 8.875%, 01/15/22 ..............................        1,480,350       1,836,612
Greater Orlando Aviation Auth., 8.20%, 10/01/12 ......................          551,875         556,250
Union Pacific Co., Debs., 8.625%, 05/15/22 ...........................        1,062,430       1,098,480
                                                                          -------------     -----------
                                                                              7,361,385       9,007,655
                                                                          -------------     -----------
MORTGAGE BACKED SECURITIES (5.36%)
FNMA Pool #313411, 7.00%, 03/01/04 ...................................        1,727,062       1,733,016
GNMA Pool #780374, 7.50%, 12/15/23 ...................................          794,104         822,064
GNMA Pool #417239, 7.00%, 02/15/26 ...................................        1,919,100       1,911,750
                                                                          -------------     -----------
                                                                              4,440,266       4,466,830
                                                                          -------------     -----------
U.S. GOVERNMENT & AGENCIES (10.35%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ................................        2,120,750       2,073,000
U.S. Treasury Bonds, 8.125%, 08/15/21 ................................        1,016,407       1,260,625
U.S. Treasury Bonds, 7.875%, 02/15/21 ................................        4,051,031       4,786,033
U.S. Treasury Bonds, 6.25%, 08/15/23 .................................          515,625         515,157
                                                                          -------------     -----------
                                                                              7,703,813       8,634,815
                                                                          -------------     -----------
TOTAL LONG TERM DEBT SECURITIES ......................................       71,602,712      78,892,461
                                                                          -------------     -----------
COMMERCIAL PAPER (3.12%)
American Express Credit Corp., 5.75%, 04/03/98 .......................        1,600,000       1,600,000
General Electric Capital Corp., 5.57%, 04/28/98 ......................        1,000,000       1,000,000
                                                                          -------------     -----------
TOTAL COMMERCIAL PAPER ...............................................        2,600,000       2,600,000
                                                                          -------------     -----------
INVESTMENT COMPANIES (.27%)
High Yield Plus Fund .................................................          167,178         228,125
                                                                          -------------     -----------
TOTAL INVESTMENTS (98.01%) ...........................................    $  74,369,890*    $81,720,586
                                                                          =============     ===========
OTHER ASSETS AND LIABILITIES (1.99%) .................................                        1,659,117
                                                                                            -----------
NET ASSETS (100.00%) .................................................                      $83,379,703
                                                                                            ===========

* The Moody's/Standard & Poor's rating for debt securities is not covered by the Report of Independant Accountants.

* The cost for federal income tax purposes was $74,369,890. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $7,590,166, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $239,470.















                       See notes to financial statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998


Assets:
   Investment in securities at value(identified cost $74,369,890) (Note 1) ...............    $ 81,720,586
   Cash ..................................................................................          83,110
   Interest receivable ...................................................................       1,703,068
   Prepaid expenses ......................................................................          13,636
                                                                                              ------------
     TOTAL ASSETS ........................................................................      83,520,400
                                                                                              ------------
Liabilities:
   Accrued expenses payable ..............................................................         140,697
                                                                                              ------------
     TOTAL LIABILITIES ...................................................................         140,697
                                                                                              ------------
Net assets: (equivalent to $22.70 per share based on 3,673,258
  shares of capital stock outstanding)....................................................    $ 83,379,703
                                                                                              ============

NET ASSETS consisted of:
   Capital paid - in .....................................................................    $ 76,017,088
   Accumulated undistributed net realized gain on investments ............................          11,919
   Net unrealized appreciation on investments ............................................       7,350,696
                                                                                              ------------
                                                                                              $ 83,379,703
                                                                                              ============

STATEMENT OF OPERATIONS
For the year ended March 31, 1998


Investment Income:
   Interest ............................................................                    $ 6,108,125
   Dividends ...........................................................                         99,730
                                                                                            -----------
     Total Investment Income ...........................................                      6,207,855
                                                                                            -----------
Expenses:
   Investment advisory fees (Note 4) ...................................    $  446,510
   Transfer agent fees .................................................        51,025
   Insurance ...........................................................        16,811
   Directors' fees and expenses ........................................        30,000
   Audit fees ..........................................................        24,876
   State and local taxes ...............................................        21,707
   Legal fees and expenses .............................................        27,268
   Reports to shareholders .............................................        25,766
   Custodian fees ......................................................         7,077
   Miscellaneous .......................................................        28,649
                                                                            ----------
     Total Expenses ....................................................                        679,689
                                                                                            -----------
        Net Investment Income ..........................................                      5,528,166
                                                                                            -----------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized gain from security transactions ........................                        164,027
                                                                                            -----------
   Unrealized appreciation of investments:
     Beginning of year .................................................      (235,973)
     End of year .......................................................     7,350,696
                                                                            ----------
        Change in unrealized appreciation of investments ...............                      7,586,669
                                                                                            -----------
          Net realized and unrealized gain on investments ..............                      7,750,696
                                                                                            -----------
          Net increase in net assets resulting from operations .........                    $13,278,862
                                                                                            ===========

                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     Year ended        Year ended
                                                                                   March 31, 1998    March 31, 1997
                                                                                  ----------------  ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income .......................................................    $  5,528,166     $  5,547,419
   Net realized gain (loss) from security transactions (Note 2) ................         164,027          (60,192)
   Change in unrealized appreciation (depreciation) of investments .............       7,586,669       (1,719,346)
                                                                                    ------------     ------------
   Net increase in net assets resulting from operations ........................      13,278,862        3,767,881
                                                                                    ------------     ------------
Dividends to shareholders from net investment income ...........................      (5,528,166)      (5,547,419)
Dividends to shareholders in excess of net investment income ...................         (86,494)         (61,312)
Distributions to shareholders from net realized gain ...........................          (5,422)               0
Distributions to shareholders from tax return of capital .......................               0         (119,660)
                                                                                    ------------     ------------
                                                                                      (5,620,082)      (5,728,391)
                                                                                    ------------     ------------
Capital share transactions:
   Net asset value of shares issued to shareholders in reinvestment of dividends
    from net investment income (Note 5) ........................................               0          100,233
                                                                                    ------------     ------------
   Increase (decrease) in net assets ...........................................       7,658,780       (1,860,277)
Net Assets:
   Beginning of year ...........................................................      75,720,923       77,581,200
                                                                                    ------------     ------------
   End of year .................................................................    $ 83,379,703     $ 75,720,923
                                                                                    ============     ============


                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.











                       See notes to financial statements

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                                  Year Ended March 31,
                                                          ---------------------------------------------------------------------
                                                              1998          1997          1996          1995           1994
                                                          -----------   -----------   -----------   -----------   -------------
Per Share Operating Performance
Net asset value, beginning of year ....................     $20.61       $ 21.15       $ 20.64       $ 21.45       $  22.27
                                                            -------       -------       -------       -------       --------
 Net investment income ................................       1.51          1.51          1.58          1.58           1.61
 Net realized and unrealized gain (loss) on
   investments ........................................       2.11         (0.49)         0.61         (0.67)         (0.68)
                                                            -------       -------       -------       -------       --------
Total from investment operations ......................       3.62          1.02          2.19          0.91            0.93
                                                            -------       -------       -------       -------       --------
Less distributions
 Dividends from net investment income .................      (1.51)       (1.51)         (1.58)        (1.58)         (1.73)
 Dividends in excess of net investment income .              (0.02)       (0.02)          0.00         (0.01)          0.00
 Distributions from net realized gain .................      (0.00)         0.00         (0.06)         0.00           0.00
 Distributions in excess of net realized gain .........       0.00          0.00          0.00          0.00          (0.02)
 Distributions from tax return of capital .............       0.00         (0.03)        (0.04)        (0.13)          0.00
                                                            -------       -------       -------       -------       --------
Total Distributions ...................................      (1.53)       (1.56)         (1.68)        (1.72)         (1.75)
                                                            -------       -------       -------       -------       --------
Net asset value, end of year ..........................     $ 22.70      $ 20.61       $ 21.15       $ 20.64       $  21.45
                                                            =======       =======       =======       =======       ========
Per share market price, end of year ...................     $ 20.81      $ 19.75       $ 21.25       $ 20.13       $  21.13
                                                            =======       =======       =======       =======       ========
Total Investment Return
 Based on market value ................................       13.11%        0.28%        13.91%         3.41%         (7.72%)
Ratios/Supplemental Data
Net assets, end of year (in 000's) ....................     $83,380      $75,721       $77,581       $75,384       $ 78,120
 Ratio of expenses to average net assets ..............        0.85%        0.87%         0.86%         0.86%          0.92%
 Ratio of net investment income to average net
   assets .............................................        6.89%        7.27%         7.37%         7.83%          7.11%
 Portfolio Turnover Rate ..............................       18.88%       32.83%        43.25%        35.38%         18.91%
Number of shares outstanding at the end of year
 (in 000's) ...........................................       3,673        3,673         3,668         3,653          3,642

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At March 31, 1998, the Fund had invested 94.62% of its portfolio in long-term debt obligations of issuers engaged in financial, industrial, electric utilities, transportation, telephone & communication, foreign and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.


B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.


C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.


F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the year ended March 31, 1998:


                                                                     Proceeds
                                                     Cost of        from Sales
                                                    Purchases      or Maturities
                                                  -------------   --------------
          U.S. Government Securities ..........    $ 2,914,436      $ 5,300,402
          Other Investment Securities .........    $17,038,069      $14,732,974


Note 3 -- Capital Stock -- At March 31, 1998, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, L.P., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 1998, the Fund issued zero shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Denture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.



              HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
       Contact Your Transfer Agent, First Chicago Trust Company of New York,
      P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

                                   DIRECTORS
                    ---------------------------------------
                               W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               JOHN H. DONALDSON
                               MORRIS LLOYD, JR.
                             JOHN J. McELROY, III
                               J. LAWRENCE SHANE


                                   OFFICERS
                    ---------------------------------------
                               JOHN H. DONALDSON
                                   President
                              ANNA M. BENCROWSKY
                                Vice President
                                 and Secretary
                                 MARCIA ZERCOE
                                Vice President
                              RHONDA L. McNAVISH
                           Assistant Vice President


                              INVESTMENT ADVISOR
                    ---------------------------------------
                        1838 INVESTMENT ADVISORS, L.P.
                    FIVE RADNOR CORPORATE CENTER, SUITE 320
                              100 MATSONFORD ROAD
                               RADNOR, PA 19087


                                   CUSTODIAN
                    ---------------------------------------
                      REPUBLIC NATIONAL BANK OF NEW YORK
                               452 FIFTH AVENUE
                              NEW YORK, NY 10018


                                TRANSFER AGENT
                    ---------------------------------------
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                 P.O. BOX 2500
                          JERSEY CITY, NJ 07303-2500


                                    COUNSEL
                    ---------------------------------------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                            PHILADELPHIA, PA 19103


                                   AUDITORS
                    ---------------------------------------
                           COOPERS & LYBRAND L.L.P.
                            2400 ELEVEN PENN CENTER
                            PHILADELPHIA, PA 19103

                                     1838

                          BOND-DEBENTURE TRADING FUND
                    ---------------------------------------

                        FIVE RADNOR CORPORATE CENTER,

                                   SUITE 320

                              100 MATSONFORD ROAD

                               RADNOR, PA 19087


                              [GRAPHIC OMITTED]


                                 Annual Report

                                March 31, 1998